Reporting entity	12 Months Ended
Dec. 31, 2018
Disclosure of Reporting entity [Abstract]
Disclosure of basis of consolidation [text block]
(1)	Reporting entity

Industrias Bachoco, S.A.B. de C.V. and subsidiaries (hereinafter, “Bachoco” or the “Company”) is a publicly traded company and was incorporated on April 17, 1980, as a legal entity. The Company’s registered address is Avenida Tecnológico 401, Ciudad Industrial, Celaya, Guanajuato, Mexico.

The Company is engaged in breeding, processing and marketing poultry (chicken and eggs), swine and other products (primarily balanced animal feed). Bachoco is a holding company that has control over a group of subsidiaries (see note 5).

The shares of the Company are listed on the Mexican Stock Exchange (BMV for its Spanish acronym) under the ticker symbol “Bachoco,” and in the New York Stock Exchange (NYSE), under the ticker symbol “IBA”.